U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                  CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: December 15, 1995

                        BOONTON ELECTRONICS CORPORATION

                            A New Jersey corporation
                         Commission File Number 0-2364
                 I.R.S. Employer Identification No. 22-1543137

           25 Eastmans Road, PO Box 465, Parsippany, N.J. 07054-0465
                                 (201) 386-9696

    ITEM 5.  OTHER EVENTS
             ------------

    On December 5, 1995, the Board of Directors of Boonton Electronics Corporation (BEC) agreed to terminate the letter of intent previously executed with General de Mesure et de Maintenance Electronique S.A. (GMME) which letter of intent anticipated a GMME tender offer to purchase of a controlling interest in BEC for three dollars and fifty cents ($3.50) per common share.

    Upon completion of GMME's due diligence review, a contingency of the letter of intent, GMME decided not to proceed with their proposed tender offer. GMME has now agreed to invest $2,200,000 into BEC through the purchase of 180,300 treasury shares together with 523,700 authorized but unissued common shares for three dollars and twelve and one-half cents ($3.125) per common share.

    The sale of the BEC common shares is conditioned upon, among other things, SEC approval and the execution of a definitive Stock Purchase Agreement by and between BEC and GMME on or before March 29, 1996.



    EXHIBITS: None
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                                   SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BOONTON ELECTRONICS CORPORATION

                        By: /s/ John E. Titterton
                           -------------------------------
                                  John E. Titterton
                             Secretary/Treasurer and Vice
                                  President Finance

Dated: December 15, 1995

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